EXHIBIT 99.1

N E W S R E L E A S E

For Immediate Release
One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. (NYSE:PNX) Obtains New York Stock Exchange Listing Extension

Hartford, Conn., Sept. 27, 2013 – The Phoenix Companies, Inc. (NYSE:PNX) today announced it received an extension for continued listing and trading of the company’s common stock on the New York Stock Exchange (NYSE).

The extension, subject to ongoing reassessment by the NYSE, provides the company an additional trading period up to January 31, 2014, during which it can file its Annual Report on Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission.  If the 2012 Form 10-K is not filed by January 31, 2014, the NYSE may grant an additional extension up to April 3, 2014.

During the extension period, trading of the company’s shares on the NYSE remains unaffected.

As previously reported, the delay in filing the 2012 Form 10-K is a result of restatement of financial statements for prior periods currently under way. Last month, Phoenix reported the restatement work continues to move forward, and that it intends to provide an update by October 15.

ABOUT PHOENIX

Headquartered in Hartford, Connecticut, The Phoenix Companies, Inc. (NYSE:PNX) is a life insurance and annuity company serving customers’ retirement and protection needs through select independent distributors. For more information, visit www.phoenixwm.com.

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The Phoenix Companies, Inc. … 2

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations, events and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and  potential penalties that may result from failure to timely file statutory financial statements with state regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.  Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”.  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

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